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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 17, 1997 appearing on page F-1 of Datum Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996.


PRICE WATERHOUSE LLP

Costa Mesa, California
February 6, 1998